SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

_____________________

Date of report: March 6, 2006
(Date of earliest event reported)

IMPART MEDIA GROUP, INC.
(Exact name of Registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

0-09358	88-0441338
(Commission File No.)	(I.R.S. Employer Identification No.)

1300 North Northlake Way
Seattle, Washington 98103
(Address of principal executive offices; zip code)

(206) 633-1852
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01	Changes in Registrant’s Certifying Accountant

(a)    Previous independent public accounting firm.

(i)    On March 6, 2006, we dismissed L.L. Bradford & Company, LLC (“Bradford”) as our independent public accounting firm.

(ii)   The report of Bradford for our fiscal years ended December 31, 2003 and 2004, respectively, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, but was qualified due to a going concern uncertainty.

(iii)          On March 6, 2006, our Board of Directors approved the decision to change our independent public accounting firm from Bradford to Peterson Sullivan PLLC (“Peterson”).

(iv)          In connection with its audits for the past two recent fiscal years and in the subsequent interim period ending March 6, 2006, there have been no disagreements with Bradford on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure, which disagreements, if not resolved to the satisfaction of Bradford, would have caused them to make reference thereto in their report on the financial statements for such years.

(v)          We have requested that Bradford furnish us with a letter addressed to the Securities and Exchange Commission (the “Commission”) stating whether or not it agrees with the above statements. A copy of such letter is attached as Exhibit 16.1 to this Form 8-K.

(b)    New independent public accountants.

(i)   We appointed Peterson as our new independent public accounting firm as of March 6, 2006. In September 2005, prior to Peterson’s appointment, we engaged Peterson to audit the balance sheet of Impart, Inc., a subsidiary of our company, as of December 31, 2004, and its related statements of operations, shareholders' equity (deficit), and cash flows for the years ended December 31, 2004 and 2003. Peterson issued an audit opinion letter in connection with such audit, which was included in our Current Report on Form 8-K/A filed with the Commission on September 23, 2005.

(ii)           In connection with such audit, there were no disagreements or events (each as described in Item 304(a)(1)(iv) of Regulation S-B) with Peterson.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPART MEDIA GROUP, INC.

Date: March 9, 2006	By:	/s/ Joseph Martinez
Name: Joseph Martinez
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title

16.1	Letter from L.L. Bradford & Company, LLC, former independent accountants.